                                                                   EXHIBIT 10.46

                              TERMINATION AGREEMENT

         This Termination Agreement (this "Agreement") is signed in 27 November, 2003 between the following two parties.

PARTY A:          LINKTONE LTD.
ADDRESS:          Cayman Islands, British West Indies

PARTY B:          Hu Ankai
ADDRESS:          No.22, Lane 1416, Zhonghua Road, Shanghai

         1.WHEREAS, Party A and Party B executed the equity transfer agreement (the "Equity Transfer Agreement") in January 16th, 2002.

         2.WHEREAS, Party A and Party B intent to terminate the Equity Transfer Agreement.

         NOW THEREFORE, both parties agree as follows:

1. Party A and Party B agree to terminate the Equity Transfer Agreement and the Equity Transfer Agreement shall terminate automatically upon this Agreement coming into effect.

2. Rights and obligations of Party A and Party B under the Equity Transfer Agreement shall terminate upon the termination of the Equity Transfer Agreement.

3.       This Agreement shall be effective as of the date of execution.

4. This Agreement shall be governed by the laws of People's Republic of China.

5. This Agreement is executed in Chinese and English in duplicate, and in case of conflicts, the Chinese version shall prevail.

PARTY A: LINKTONE LTD.

Representative: /s/ Jun Wu

PARTY B: /s/ Hu Ankai

                                       1